UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Frontdoor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38617	82-3871179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Players Club Parkway, Memphis, Tennessee		38125 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 901 701-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On December 19, 2024, Frontdoor, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed that on December 19, 2024, pursuant to the previously announced Share Purchase Agreement, dated as of June 3, 2024, by and between the Company, 2-10 HBW Acquisition, L.P., a Delaware limited partnership (“Seller”) and 2-10 Holdco, Inc., a Delaware corporation, and its subsidiaries (“2-10 HBW”), the Company purchased from Seller all of the issued and outstanding common stock of 2-10 HBW for aggregate cash consideration of $585 million (the "2-10 HBW Acquisition"), subject to certain customary adjustments based on, among other things, the amount of cash, debt, transaction expenses, working capital and regulatory capital in the business of 2-10 HBW as of the closing of the transaction.

This Current Report on Form 8-K/A amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The historical audited financial statements of 2-10 HBW as of and for the period ended December 18, 2024, and the related notes, are attached as Exhibit 99.1 hereto and are incorporated herein by reference. Pursuant to Rule 3-06 of Regulation S-X, the Company used an audited period between nine to twelve months (i.e., the period from January 1, 2024 through December 18, 2024) to satisfy the requirement to provide one year of historical audited financial statements of 2-10 HBW.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2024, and the related notes, giving effect to the 2-10 HBW Acquisition, are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Historical audited financial statements of 2-10 HBW as of and for the period ended December 18, 2024.
99.2	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTDOOR, INC.

Date: February 27, 2025	By:	/s/ Jessica P. Ross
		Name:	Jessica P. Ross
		Title:	Senior Vice President and Chief Financial Officer
(principal financial officer)